SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                            [Amendment No..........]

Filed by the Registrant    |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_| Preliminary Proxy Statement |_| Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240-14a-11(c) or ss.240-14a-12

                         First West Chester Corporation
 ................................................................................
                (Name of Registrant as Specified in Its Charter)

 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      $125 per Exchange Act Rules 0-11(c)(1)(ii), (4a-6(i)(3), (4a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A. |_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3). |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

                  ..............................................................
         2)       Aggregate number of securities to which transaction applies:

                  ..............................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  ..............................................................
         4)       Proposed maximum aggregate value of transaction:

                  ..............................................................
         5)       Total fee paid:

                  ..............................................................

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Scheduled and the date of its filing.

         1)       Amount Previously Paid:______________________________________
         2)       Form Schedule or Registration Statement No.:_________________
         3)       Filing Party:________________________________________________
         4)       Date Filed:__________________________________________________

                         FIRST WEST CHESTER CORPORATION
                               9 North High Street
                        West Chester, Pennsylvania 19380

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD 10:00 A.M., MARCH 19, 1996
                      -------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First West Chester Corporation (the "Corporation") will be held on Tuesday, March 19, 1996, at 10:00 a.m., at the West Chester Golf and Country Club, 111 West Ashbridge Street, West Chester, Pennsylvania 19380, for consideration of and action by the holders of the Corporation's common stock ("Common Stock") upon the following matters:

     1. The election of four Class III directors, with each director to serve until the 1999 Annual Meeting of Shareholders and until the election and qualification of his respective successor;

     2. The ratification of the Corporation's 1995 Stock Option Plan;

     3. The ratification of the appointment of Grant Thornton, LLP as the Corporation's independent public accountants for the year ending December 31, 1996; and

     4. The transaction of such other business as may properly come before the Annual Meeting and any adjournment thereof, and matters incident to the conduct of the Annual Meeting.

     The Board of Directors has fixed the close of business on February 5, 1996, as the record date for the determination of holders of stock of the Corporation entitled to notice of, and to vote at, the Annual Meeting. The Corporation's Annual Report to Shareholders for the year ended December 31, 1995, accompanies this Notice and Proxy Statement.

     THE BOARD OF DIRECTORS HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. RETURNING YOUR PROXY DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON.

                                              By Order of the Board of Directors


                                                     EDWARD J. COTTER, Secretary

West Chester, Pennsylvania
February 28, 1996

                         FIRST WEST CHESTER CORPORATION
                               9 North High Street
                        West Chester, Pennsylvania 19380
                        --------------------------------


                                 PROXY STATEMENT


         This Proxy Statement is furnished and is being mailed with the accompanying proxy on approximately February 28, 1996, to each shareholder of record of First West Chester Corporation (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation, to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, March 19, 1996, at 10:00 a.m., at the West Chester Golf and Country Club, 111 West Ashbridge Street, West Chester, Pennsylvania 19380, and at any adjournment thereof, for the purposes stated below.

         Any person giving a proxy has the power to revoke it at any time before its exercise by a later dated proxy, a written revocation sent to the Secretary of the Corporation or attendance at the Annual Meeting and voting in person. In the absence of contrary instructions, properly executed proxies, received and unrevoked, will be voted by the persons named in the proxy: (i) for the election of each of the Class III directors proposed by the Board of Directors; (ii) for the ratification of the Corporation's 1995 Stock Option Plan; (iii) for the ratification of Grant Thornton,LLP as the Corporation's independent public accountants; and (iv) in their discretion, on such other business as may properly come before the Annual Meeting and matters incident to the conduct of the Annual Meeting.


                      VOTING SECURITIES OF THE CORPORATION

         Only shareholders of record at the close of business on February 5, 1996, are entitled to notice of, and to vote at, the Annual Meeting. As of that date there were 1,712,941 shares of Common Stock outstanding and entitled to one vote per share, without cumulative voting. This number of shares reflects the 3-for-2 stock split of the Common Stock of the Corporation that occurred in October 1995. The holders of a majority of the outstanding shares of Common Stock, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

         As of February 5, 1996, the Financial Management Services Department of The First National Bank of West Chester (the "Bank"), a wholly-owned subsidiary of the Corporation, held 343,371 shares of Common Stock, representing 20.0% of the total outstanding Common Stock owned. Of these shares, 170,377 shares (9.9% of the total outstanding Common Stock owned) are held in accounts where the Bank is sole trustee or executor and may not be voted by the Bank's Financial Management Services Department in the election of directors; however, the shares may otherwise be voted by the Bank. The remaining 172,994 shares of Common Stock are held in accounts where the Bank is co-trustee, agent or custodian, and these shares may not be voted by the Bank without the authorization of the other co-trustee, agent or custodian.

         The following table sets forth, as of December 31, 1995, the number and percentage of shares of Common Stock (Common Stock held in the Corporation's 401(k) Deferred Compensation Plan

(the "401(k) Plan") reflect amounts as of September 30, 1995) which, according to information supplied to the Corporation, are beneficially owned by: (i) each person who is the beneficial owner of more than five percent (5%) of the Common Stock, other than the Financial Management Services Department of the Bank; (ii) each of the named executive officers of the Corporation; (iii) each of the directors and the nominees for directorship of the Corporation individually; and
(iv) all current directors and executive officers of the Corporation as a group. An asterisk (*) appears beside the names of the persons nominated and proposed for re-election at the Annual Meeting as Class III directors. The executive officers and directors set forth below were each granted options in 1995 to purchase additional shares of Common Stock pursuant to the Corporation's 1995 Stock Option Plan. Such option grants are subject to ratification of such Plan by the shareholders of the Corporation at the Corporation's 1996 Annual Meeting. See "Ratification of the Corporation's 1995 Stock Option Plan."

Name and Address                             Number of Shares(1)   Percentage(2)

BENEFICIAL OWNER

Jane C. and Lawrence E. MacElree                 92,906 (3)                5.42%
7080 Goshen Road
Newtown Square, PA  19073

EXECUTIVE OFFICERS (4)

Charles E. Swope                                 56,711 (5)                3.31%

James D. Gruver                                   6,349 (6)                  --

Richard C. Cloud                                  5,561 (7)                  --

William E. Hughes, Sr.                            3,377 (8)                  --

Eric W. Rohrbach                                  1,290 (9)                  --

Kevin C. Quinn                                    1,196 (10)                 --

Peter J. D'Angelo                                   771 (11)                 --

Name and Address                             Number of Shares(1)   Percentage(2)

Maryann L. Himes                                    651  (12)                --

David W. Glarner                                    644  (13)                --

J. Duncan Smith                                     244  (14)                --

CLASS I DIRECTORS (TERM EXPIRING IN 1997)

John J. Ciccarone                                51,547  (15)              3.01%
908 Sheridan Drive
West Chester, PA  19382

Clifford E. DeBaptiste                           37,144                    2.17%
Worthington and Miner Streets
West Chester, PA  19382

J. Carol Hanson                                     750                      --
1251 Morstein Road
West Chester, PA  19380

John B. Waldron                                   3,315  (16)                --
1423 Manorwood Drive
West Chester, PA  19382

CLASS II DIRECTORS (TERM EXPIRING IN 1998)

M. Robert Clarke                                  2,250  (17)                --
10 Andrews Lane
Glenmoore, PA  19343

Edward J. Cotter                                 14,504  (18)                --
500 North Franklin Street
West Chester, PA  19380

David L. Peirce                                   7,611                      --
P.O. Box 785
West Chester, PA  19381-0785

Charles E. Swope                                 56,711  (5)               3.31%
9 North High Street
West Chester, PA  19380

CLASS III DIRECTORS (TERM EXPIRING IN 1996)

Name and Address                             Number of Shares(1)   Percentage(2)

*Richard M. Armstrong                            26,760                    1.56%
 P.O. Box 566
 West Chester, PA  19381-0566

*John A. Featherman, III                          8,518  (19)                --
 17 West Miner Street
 West Chester, PA  19382

*John S. Halsted                                  2,451  (20)                --
 234 North Union Street
 Kennett Square, PA  19348

*Devere Kauffman                                  8,700  (21)                --
 Riddle Village
 311 Arlington
 Media, PA  19063

All directors and
 executive officers
 as a group (21 persons)                        240,344                   14.03%

--------------------

(1) Unless otherwise indicated, the shares listed in the table are owned directly by the individual and the individual has sole voting and investment power with respect to the shares.

(2) Percentages are omitted for those owning less than one percent of the shares of Common Stock outstanding.

(3) Of the 92,906 shares shown, Mrs. MacElree has sole voting and investment power of 78,547 and Mr. MacElree has sole voting and investment power of 14,359 shares. Mrs. MacElree disclaims that she is the beneficial owner of any shares owned by Mr. MacElree and Mr. MacElree disclaims that he is the beneficial owner of any shares owned by Mrs. MacElree.

(4) The address for each executive officer is 9 North High Street, West Chester, PA 19380.


(5) Mr. Swope is the Chairman, President and Chief Executive Officer of the Corporation and the Bank. Of the 56,711 shares shown, 4,116 shares are held by a trust for the benefit of the Swope Foundation, of which Mr. Swope is President, 1,207 shares are held by Mr. Swope's minor son, 1,547 shares are held by Mr. Swope's wife and 3,599 shares are held by the 401(k) Plan, which has sole voting power with respect to such shares. In addition to the shares of Common Stock described herein, Mr. Swope, as the President and Chief Executive Officer of the Bank which is the Trustee of the 401(k) Plan, may be deemed to be the beneficial owner of an aggregate of a further 43,252 shares of Common Stock held by the 401(k) Plan; Mr. Swope disclaims that he is the beneficial owner of such shares.

(6) Of the 6,349 shares shown, Mr. Gruver shares, with his wife, voting and investment power of 4,348 shares and 2,001 shares are held by the 401(k) Plan, which has sole voting power with respect to such shares.

(7) Of the 5,561 shares shown, Mr. Cloud shares, with his wife, voting and investment power of 3,339 shares and 2,222 shares are held by the 401(k) Plan, which has sole voting power with respect to such shares.

(8) Of the 3,377 shares shown, Mr. Hughes shares, with his wife, voting and investment power of 1,179 shares and 2,198 shares are held by the 401(k) Plan, which has sole voting power with respect to such shares.

(9) Of the 1,290 shares shown, Mr. Rohrbach shares, with his wife, voting and investment power of 841 shares and 449 shares are held by the 401(k) Plan, which has sole voting power with respect to such shares.

(10) Of the 1,196 shares shown, Mr. Quinn shares voting and investment power of 447 shares with his wife and 75 shares with his mother, and 674 shares are held by the 401(k) Plan, which has sole voting power with respect to such shares.

(11) Of the 771 shares shown, Mr. D'Angelo shares, with his wife, voting and investment power of the 451 shares and 320 shares are held by the 401(k) Plan, which has sole voting power with respect to such shares.

(12) Of the 651 shares shown, Ms. Himes shares, with her son, voting and investment power of 246 shares and 405 shares are held by the 401(k) Plan, which has sole voting power with respect to such shares..

(13) Of the 644 shares shown, Mr. Glarner shares, with his wife, voting and investment power of 393 shares and 251 shares are held by the 401(k) Plan, which has sole voting power with respect to such shares.

(14) Of the 244 shares shown, Mr. Smith shares voting and investment power of 67 shares with his wife and 177 shares are held by the 401(k) Plan, which has sole voting power with respect to such shares.

(15) Mr. Ciccarone shares, with his wife, voting and investment power of the 51,547 shares shown.

(16) Mr. Waldron shares, with his wife, voting and investment power of the 3,315 shares shown.

(17) Mr. Clarke shares, with his wife, voting and investment power of the 2,250 shares shown.

(18) Of the 14,504 shares shown, Mr. Cotter's wife has sole voting and investment power of 7,673 shares.

(19) Of the 8,518 shares shown, 1,500 shares are owned by FIRSTNATCO FBO MacElree, Harvey, Gallagher, Featherman & Sebastian, Ltd. Profit Sharing and 401(k) Plan, of which Mr. Featherman is a co-trustee, sharing voting and investment powers with one other trustee

         (such  1,500  shares  are in Mr.  Featherman's  account  under the said
         Plan); Mr. Featherman shares voting and investment power of 2,115 shares with his wife; 710 shares are held by Mr. Featherman's daughter in a custodial account, of which Mr. Featherman is the Custodian; and Mr. Featherman's wife has sole voting and investment power of 639 shares. Mr. Featherman disclaims beneficial ownership of the shares held by his daughter.

(20) Of the 2,451 shares shown, 300 shares are owned by the Gawthrop, Greenwood & Halsted Profit Sharing Plan, of which Mr. Halsted is a trustee; 150 shares are owned by Abstracting Company of Chester County, of which Mr. Halsted is a shareholder and a director and Mr. Halsted's wife has sole voting and investment power of 150 shares.

(21) Of the 8,700 shares shown, Mr. Kauffman has power of attorney over 3,975 shares owned by his wife.


                GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS

         There were nine (9) meetings of the Board of Directors of the Corporation and twenty-nine (29) meetings of the Board of Directors of the Bank during 1995. During 1995, each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors of the Corporation and the Bank held during the period for which such incumbent was a director, and (2) the total number of meetings held by all committees of the Board of Directors of the Corporation and the Bank on which such incumbent served.

         Directors, with the exception of Mr. Swope, generally receive a fee of $400 for each Board meeting and $250 for each committee meeting attended. A quarterly fee of $100 is paid to Mr. Cotter, the Secretary of the Board. A bonus for 1995 of $1,000 was paid to each director, including Mr. Swope.

         The Board of Directors of the Corporation does not have a standing compensation, audit or nominating committee, these functions being performed on an ad hoc basis by the Board of Directors as a whole. However, the Board of Directors does have an Executive Committee and, upon ratification of the 1995 Stock Option Plan by the shareholders of the Corporation, a Stock Option Committee.

         The Executive Committee of the Board of Directors of the Corporation consists of Messrs. Swope, Armstrong, Peirce and Cotter. Three (3) meetings were held during 1995. This Committee has authority to exercise the powers of the Board of Directors of the Corporation in the management of the business affairs of the Corporation between scheduled meetings of the Board.

         The Finance Committee of the Board of Directors of the Corporation consists of Messrs. Peirce, Halsted and Swope. Four (4) meetings were held during 1995. This Committee meets quarterly to review the overall financial condition of the Bank and make recommendations for a quarterly dividend.

         The Stock Option Committee of the Board of Directors of the Corporation consists of Messrs. Peirce and Featherman and shall administer the key employee option portion of the 1995 Stock Option Plan, subject to ratification of such Plan by the shareholders of the Corporation. This Committee shall have discretion, within the parameters of the 1995 Stock Option Plan, to grant options for up to 63,750 shares of Common Stock to employees of the Corporation and/or the Bank. The Committee held no meetings during 1995. (See "Ratification of the Corporation's 1995 Stock Option Plan".)

         The Executive Committee of the Board of Directors of the Bank consists of Messrs. Swope, Armstrong, Cotter, Kauffman and Peirce. Four (4) meetings were held during 1995. This Committee has authority to exercise the powers of the Board of Directors of the Bank in the management of the business affairs of the Bank between scheduled meetings of the Board.

         The Personnel and Compensation Committee of the Board of Directors of the Bank consists of Messrs. Peirce and Featherman. Nine (9) meetings were held during 1995. This Committee reviews and makes recommendations to the Board of Directors of the Bank regarding compensation and other personnel matters relating to the officers of the Bank.

         The Commercial and Trust Examining Committee of the Board of Directors of the Bank consists of Messrs. Armstrong, Clarke, DeBaptiste and Kauffman. Four
(4) meetings were held during 1995. This Committee reviews the examinations and any reports thereon conducted by the Bank's Internal Audit Department.

         The Loan Review Committee of the Board of Directors of the Bank consists of Messrs. Cotter, Featherman and Swope. Four (4) meetings were held during 1995. This Committee reviews classified, delinquent and charged-off loans, loan loss reserves, loan to deposit ratios and recommends changes to the Bank's loan policy.

         The Asset-Management Committee of the Board of Directors of the Bank consists of Messrs. Peirce, Swope, Halsted and Clarke. Ten (10) meetings were held during 1995. This Committee reviews investments, liquidity, interest rate sensitivity, capital structure and overall financial performance of the Bank.

         The Bank Development Committee of the Board of Directors of the Bank consists of Messrs. Waldron, Ciccarone, DeBaptiste, Kauffman and Swope. Four (4) meetings were held during 1995. This Committee reviews all projects which affect the general administrative operating status of the Bank, including physical expansion, advertising, marketing, and aesthetic and security-oriented plant improvements.

         The Trust Committee of the Board of Directors of the Bank consists of Messrs. Swope, Cotter, Halsted and Ms. Hanson. Four (4) meetings were held during 1995. This Committee reviews compliance of Financial Management Services Department activities with applicable laws and fiduciary principles.

         The Trust Investment Committee of the Board of Directors of the Bank consists of Messrs, Swope, Waldron and Peirce. Four (4) meetings were held during 1995. This Committee reviews all accounts where the Bank, acting in a fiduciary capacity, exercises investment discretion, whether sole or shared.

         Directors Deferred Compensation Plan. On December 30, 1994, the Corporation and the Bank adopted a Directors Deferred Compensation Plan (the "Directors Plan") as partial incentive to the directors of both entities to remain directors. The Directors Plan became effective on January

1, 1995. The Directors Plan permits those directors who elect to participate to defer their director compensation over a ten-year period (less the number of years such participant previously chose to defer compensation under the Directors Plan). A participant may defer his or her compensation in multiples of $1000. The Directors Plan is administered by the Personnel and Compensation Committee of the Board of Directors of the Bank. All other terms of the Directors Plan are substantially equivalent to the Supplemental Benefit Retirement Plan described under Executive Compensation below.


                              ELECTION OF DIRECTORS

         The Corporation's Articles of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each as nearly equal in number as possible, and shall consist of not less than nine or more than 25 members, as fixed from time to time by the Board of Directors. The Board of Directors has fixed the number of directors at 12, four of whom are to be Class I Directors, four of whom are to be Class II Directors and four of whom are to be Class III Directors. The Class I Directors are serving a three-year term until the 1997 Annual Meeting, the Class II Directors are serving a three-year term until the 1998 Annual Meeting, and the Class III Directors are serving a three-year term until the 1996 Annual Meeting. Each director also serves until his or her earlier resignation or removal or until a successor has been elected and qualified. On March 3, 1995, the Board appointed J. Carol Hanson to fill the vacancy created by the death in 1994 of Edward O. Hilbush, Jr., a Class I Director.

         At the Annual Meeting, four Class III directors are to be elected to serve until the 1999 Annual Meeting and until their respective successors have been elected and qualified. The intention of the persons named in the proxy, unless otherwise directed, is to vote all proxies in favor of the election to the Board of Directors for the nominees listed below. The Board has no reason to believe that any of the nominees will be unable or unwilling to be a candidate for election at the time of the Annual Meeting. If any nominee is unable or unwilling to serve, the persons named in the proxy will use their best judgment in selecting and voting for a substitute candidate.

         The Board of Directors has unanimously recommended a slate of nominees for election as Class III directors at the Annual Meeting. The Board of Directors recommends that the shareholders vote FOR the election of such slate of nominees as Class III directors of the Board of Directors of the Corporation.

         The nominees receiving the highest number of votes by the holders of the Common Stock present at the Annual Meeting and entitled to vote thereon shall be elected. Abstentions will have no effect on the outcome of the vote for the election of directors. If a broker that is a record holder of Common Stock does not return a signed proxy, the shares of Common Stock represented by such proxy will not be considered present at the Annual Meeting and, therefore, will not be counted towards a quorum and will not be voted.

         The names of the nominees for Class III directors of the Corporation, their ages and certain other information as of February 1, 1996, is set forth as follows:

Name                                  Age                            Position

Richard M. Armstrong                  84                             Director

John A. Feather                       57                             Director

John S. Halsted                       62                             Director

Devere Kauffman                       85                             Director


         Mr. Armstrong has been a director of the Corporation since 1984 and a director of the Bank since 1959. Mr. Armstrong is President of Richard M. Armstrong Co. and Armstrong Engineering Associates, Inc., Managing Director of Chemtec PTE, Ltd., Singapore, Managing Director of Chemtec BV Berth, Scotland, and a member of the Board of Directors of Graham Manufacturing Co., Inc.

         Mr. Featherman has been a director of the Corporation since 1985 and a director of the Bank since 1985. Mr. Featherman is a principal of the law firm of MacElree, Harvey, Gallagher, Featherman & Sebastian, Ltd. and is a Board member and Secretary of the Chester County Community Foundation.

         Mr. Halsted has been a director of the Corporation since 1991 and a director of the Bank since 1991. Mr. Halsted is a principal of the law firm of Gawthrop, Greenwood & Halsted, P.C. and currently serves as solicitor of Chester County.

         Mr. Kauffman has been a director of the Corporation since 1984 and a director of the Bank since 1968. Mr. Kauffman was formerly a General Partner of Kauffman's.

                                   MANAGEMENT

         Set forth in the following table are the names and ages of the directors and executive officers of the Corporation and the Bank, their positions with the Corporation and the Bank, their principal occupations during the past five years and their directorships with other companies which are subject to the reporting requirements of Federal securities laws:


                                    Position(s) with                        Principal
                                       Corporation                          Occupations
                                    Position(s) with                        Outside
Name & Age                                 Bank                             Directorships
----------                         -------------------                      --------------

Richard M. Armstrong,              Director since 1984                      President, Richard M.
                                   -------------------                      Armstrong Co. and Armstrong
  84                               Director since 1959                      Engineering Associates, Inc.


John J. Ciccarone,                 Director since 1987                      President, Omega Industries,
                                   -------------------                      Inc.
    67                             Director since 1987

M. Robert Clarke,                  Director since 1993                      Certified Public Accountant,
                                   -------------------                      President of Clarke, Nicolini
    49                             Director since 1993                      & Associates, Ltd.


Edward J. Cotter,                  Director and Secretary                   Former Executive Director,
                                   since 1984                               Barclay Friends Hall
    75                             ----------------------                   Corporation.
                                   Director since 1972

Clifford E. DeBaptiste,            Director since 1984                      Chairman, Supervisor and
                                   -------------------                      Director, DeBaptiste Funeral
    71                             Director since 1975                      Homes, Inc.; President, Perry
                                                                            Funeral Homes, Inc.

John A. Featherman, III,           Director since 1985                      Attorney, MacElree Harvey,
                                   -------------------                      Gallagher,  Featherman &
    57                             Director since 1985                      Sebastian, Ltd.


John S. Halsted                    Director since 1991                      Attorney, Gawthrop,
                                   -------------------                      Greenwood & Halsted, P.C.;
    62                             Director since 1991                      Solicitor, County of Chester.

J. Carol Hanson,                   Director since 1995                      Executive Director, Barclay
                                   -------------------                      Friends Hall Corporation
    48                             Director since 1995                      since 1991.


Devere Kauffman,                   Director since 1984                      Former General Partner,
                                   -------------------                      Kauffman's.
  85                               Director since 1968

David L. Peirce,                   Director since 1984                      Former President, Denney-
                                   -------------------                      Reyburn Company.
  67                               Director since 1973





                                     Position(s) with                        Principal
                                        Corporation                         Occupations
                                     Position(s) with                         Outside
Name & Age                                 Bank                             Directorships
----------                         -------------------                      -------------
Charles E. Swope,                  Director, President and CEO              President, CEO and Chairman
                                   since 1984; Chairman of                  of the Corporation and Bank.
  65                               the Board since 1987
                                   --------------------------
                                   Director since 1972,
                                   President since 1973, CEO
                                   since 1978, Chairman
                                   since 1987

John B. Waldron,                   Director since 1984                       Associate, Arthur Hall
                                   -------------------                       Insurance Group;
  65                               Director since 1981                       Owner, John B. Waldron
                                                                             Insurance Agency until 1994.

Richard C. Cloud,                           N/A                              Executive Vice President of the
                                   -----------------------------             Bank since 1973,  Senior Loan
  64                               Executive Vice President                  Officer of the Bank since 1982
                                   since 1973, Senior Loan                   and Cashier of the Bank since
                                   Officer since 1982 and Cashier            1970.
                                   since 1970

Peter J. D'Angelo,                          N/A                              Vice President of Commercial
                                   -----------------------------             Loan Department of Bank since
  50                               Vice President since 1986                 1986.


David W. Glarner,                           N/A                              Vice President of Mortgage
                                   -----------------------------             Lending Department of the
  45                               Vice President since                      Bank since 1987 and Vice
                                   1983                                      President of the Bank since
                                                                             1983.

James D. Gruver,                            N/A                              Senior Vice President of Bank
                                   ----------------------------              since 1987.
  49                               Senior Vice President
                                   since 1987

Maryann L. Himes,                  Assistant Secretary since 1984            Assistant to President since
                                   ------------------------------            1988.
  49                               Assistant to President since
                                   1988

William E. Hughes, Sr.,                     N/A                              Executive Vice President of the
                                   ------------------------------            Bank since 1996; Senior Vice
  62                               Executive Vice President since            President and Senior Loan
                                   1996 and Senior Loan Officer              Officer of the Bank since 1984.
                                   since 1984

Kevin C. Quinn,                    Assistant Treasurer since 1986            Senior Vice President of Bank
                                   ------------------------------            since 1990.
  41                               Senior Vice President
                                   since 1990






                                     Position(s) with                         Principal
                                        Corpor                               Occupations
                                     Position(s) with                          Outside
Name & Age                                 Bank                              Directorships
----------                           ----------------                        -------------

Eric W. Rohrbach,                           N/A                              Senior Vice President of Bank
                                   --------------------                      since 1987.
  49                               Senior Vice President
                                   since 1987

J. Duncan Smith,                   Treasurer since 1993                      Treasurer of Corporation since
                                   --------------------                      1993; Senior Vice-President
  37                               Senior Vice President since               and Comptroller of Bank since
                                   1996 and Comptroller since                1996; Vice President and
                                   1993                                      1993; Vice President and Chief
                                                                             Financial Officer of Security
                                                                             First Bank (1988-1993).



         There are no family relationships between any director, executive officer or person nominated or chosen by the Corporation to serve as a director or executive officer.

                             EXECUTIVE COMPENSATION

Compensation

         The following table sets forth a summary of compensation paid or accrued by the Corporation for services rendered by the named executive officers for each of the last three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                     Annual Compensation                                  Long Term

        (A)                          (B)           (C)               (D)              (E)                (F)             (G)
     Name and                                                                    Other Annual           Stock         All Other
     Principal                                    Salary             Bonus        Compensation         Options     Compensation
     Position                        Year         ($)(1)              ($)            ($)(2)            (#)(3)            ($)(4)
     ---------                      --------      --------          -------       ------------         -------     ------------

Charles E. Swope,                   1995       $243,853           $17,478             $5,625             3,000          $62,264
  President, CEO and                1994        212,796            16,204              5,348                 _           89,595
  Chairman of Corporation           1993        207,000            12,480              3,504                 _           54,731
  and Bank

Richard C. Cloud,                   1995        103,083             8,134              3,866             1,500           12,210
  Executive Vice President,         1994         98,174             6,548              3,713                 _           12,372
  Cashier and Senior Loan           1993         95,500             6,621              2,388                 _            9,991
  Officer of Bank

James D. Gruver,                    1995         94,771             7,589              3,554             1,500            8,830
  Senior Vice President of          1994         90,258             6,017              3,431                 _            2,573
  Bank                              1993         87,800             5,311              2,195                 _            3,146

William E. Hughes, Sr.,             1995         99,845             7,937              3,600             1,500           11,354
  Executive Vice President          1994         95,090             6,283              3,276                 _           13,353
  and Senior Loan Officer           1993         92,500             5,655              2,112                 _           12,581
  of Bank

Eric W. Rohrbach,                   1995         94,771             7,589              3,554             1,500            9,068
  Senior Vice President             1994         90,258             6,017              3,263                 _            2,763
  of Bank                           1993         87,800             5,382              2,100                 _            3,275


(1) Amounts shown include cash compensation earned and received by named officers as well as amounts earned but deferred at the election of those officers pursuant to the terms of the Bank's deferred salary savings (401(k)) plan and Executive Deferred Compensation Plan.

(2) Amounts shown reflect matching contributions by the Bank to the 401(k) Plan on behalf of the named executive officer.

(3) Amounts shown reflect the number of the underlying shares granted at the Grant Date under the 1995 Stock Option Plan, which is subject to approval by the shareholders of the Corporation. See "Ratification of the Corporation's 1995 Stock Option Plan" below.

(4) Amounts shown reflect amounts accrued and premiums paid on behalf of the named officers pursuant to the terms of the Bank's Supplemental Benefit Retirement Plan and Retirement Life Insurance Plan. See "Employee Benefit Plans." During 1995, $7,753, $3,092, $2,843, $2,995
         and $2,843 was paid by the Bank on account of Messrs. Swope, Cloud, Gruver, Hughes and Rohrbach, respectively, pursuant to the Bank's Supplemental Benefit Retirement Plan. During 1995, $7,605, $3,833, $1,201, $3,268, and $1,439, was paid by the Bank on account of Messrs. Swope, Cloud, Gruver, Hughes and Rohrbach, respectively, pursuant to the Bank's Retirement Life Insurance Plan. During 1995, $14,606, $5,285, $4,786, $5,091 and $4,786 was accrued for the benefit of Messrs. Swope, Cloud, Gruver, Hughes and Rohrbach, respectively, pursuant to a qualified defined contribution pension plan. During 1995, $24,026, was paid by the Bank on account of Mr. Swope for insurance premiums with respect to term life insurance for the benefit of Mr. Swope. Also, during 1995, $8,274 was paid by the Bank for the benefit of Mr. Swope for a trip associated with a 30-year service award.

Employment Agreement

         On December 30, 1994, Mr. Swope entered into an employment agreement (the "Agreement") with the Corporation and the Bank, effective January 1, 1995. The Agreement is for a period of ten years, terminating on December 31, 2004, unless terminated earlier in accordance with the Agreement. Under the Agreement, Mr. Swope is employed as the President and Chief Executive Officer of the Corporation and the Bank in 1995, and provides for employment thereafter in the same position or at a rank not less than Senior Vice President. As compensation under the Agreement, Mr. Swope receives a salary and benefits not less than or materially different from that which he received as of the date of the Agreement, as determined by the Board of Directors from time to time. Mr. Swope is also reimbursed for reasonable business expenses and provided with an automobile.

         If the Corporation breaches the Agreement, Mr. Swope may leave the Corporation's employ and have no further liability or obligation under the Agreement and the Corporation will be obligated to continue to pay Mr. Swope the salary and benefits being paid at the time of the breach for the remaining term of the Agreement. Mr. Swope may also terminate the Agreement as of December 31 of any year, upon 30 days notice, and the Corporation shall have no further obligation to pay a salary and benefits to Mr. Swope other than salary and benefits which have accrued but remain unpaid at the termination. The Corporation may terminate the Agreement upon a breach of the Agreement by Mr. Swope which is not cured within 30 days or upon his conviction of a crime. During the term of the Agreement and for two years thereafter, Mr. Swope may not be employed by any other bank or financial institution doing business in Chester County, Pennsylvania.

Compensation Committee Interlocks and Insider Participation

         During 1995, the Personnel and Compensation Committee of the Bank consisted of Messrs. Peirce and Featherman. No member of the Compensation Committee is a former or current officer or employee of the Corporation or the Bank. Mr. Featherman is a principal in the law firm of MacElree, Harvey, Gallagher, Featherman & Sebastian, Ltd., which was retained by the Corporation as counsel during 1995 and will again be retained during 1996.

Report of the Personnel and Compensation Committee

         As members of the Personnel and Compensation Committee and the Stock Option Committee (both of which Committees are herein referred to as the "Committee"), it is our duty to administer the Corporation's various employee benefit plans, including its Stock Bonus Plan and Stock Option Plan. In addition, we review the compensation levels of members of management, evaluate the performance of management and consider management succession and related matters. The Committee reviews in detail with the Board of Directors all aspects of compensation for the executive officers of the Corporation and the Bank.

         The compensation policy of the Corporation, which is endorsed by the Committee, is that a substantial portion of the annual compensation of each executive officer relates to and must be contingent upon the individual performance of such executive officer and the contribution of such executive officer to the Corporation and the Bank.

         The Committee is composed of two independent non-employee directors. The Committee is responsible for setting and administering the salaries and the annual bonus plans that govern the compensation paid to all executive officers of the Corporation and the Bank, except that the full Board of Directors is responsible for ratifying the salaries and bonuses paid to the executive officers.

         Early in 1995, the Committee engaged Grant Thornton, LLP, the independent public accountants for the Corporation, as a compensation Consultant to conduct a survey of executive compensation to determine if the executive officers of the Corporation and the Bank were being compensated in a competitive manner and to assist in developing an incentive program that would result in more performance-driven compensation.

         Based upon the findings of the Consultant, the Committee concluded that the 1995 cash compensation of Mr. Swope, the Chief Executive Officer of the Corporation and the Bank, was not in line with salaries being paid to other chief executive officers of bank holding companies located within the Commonwealth of Pennsylvania and did not fully recognize the improvement of the Corporation's earnings in 1994 under Mr. Swope's leadership. Mr. Swope's base salary was therefore increased by $35,000 to $258,436, effective June 1, 1995. The base salary of Mr. Swope for fiscal year 1995 was based principally on his rights under an Employment Agreement with the Corporation and the Bank (the "Agreement") which is described elsewhere in this Proxy Statement. On the effective date of the Agreement, Mr. Swope's base salary was set at $223,436. The perquisites and other benefits received by Mr. Swope that are reported in the Summary Compensation Table in this Proxy Statement are provided pursuant to the Agreement. Also, Mr. Swope has been granted Stock Options for 3,000 shares of the Corporation's Common Stock under the proposed Stock Option Plan which is described elsewhere in this Proxy Statement. (See "Ratification of the Corporation's 1995 Stock Option Plan".)

         Upon the advice and with the assistance of the Consultant, the Committee is developing an Incentive Plan for 1996 which is intended to place increased emphasis on the Corporation's performance, including, but not limited to, improvement in return on assets, return on equity, loan growth, average deposit growth and the efficiency ratio. Superior performance in these five areas could yield bonuses for executive officers of the Corporation and the Bank up to, but not exceeding, 50% of their annual base compensation.

         The 1996 Incentive Plan will differ from the executive officer bonus plan used in 1995 where a bonus pool was established based solely on the Corporation's earnings improvement. The Committee awarded cash bonuses to the executive officers based on the Corporation's 1995 earnings improvement over 1994. Mr. Swope was granted bonuses for 1995 in the aggregate of $28,875 in recognition of his ability and dedication to enhance the long-term value of the Corporation. Mr.

Swope has continually provided leadership and vision throughout his tenure as Chief Executive Officer.

                                            Personnel and Compensation Committee



                                                        David L Peirce, Chairman
                                                         John A. Featherman, III

Employee Benefit Plans

         Termination of Retirement Plan. In October 1994, the Board of Directors of the Bank approved the termination of the Defined Benefit Retirement Plan effective December 31, 1994. The participants' vested benefits were distributed in 1995. Messrs. Swope, Cloud, Gruver, Hughes and Rohrbach received $921,437, $446,859, $173,790, $152,116 and $144,167, respectively, and the executive officers, as a group, received $2,152,652 pursuant to such distribution.

         401(k) Deferred Compensation Plan. During 1988, the Bank adopted a deferred salary savings plan intended to comply with the requirements of Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The 401(k) Plan established a retirement plan and trust pursuant to which participating employees may elect to defer receipt of a portion of their compensation and have such amount contributed to the 401(k) Plan. Subject to limitations on deductibility of contributions imposed by the Internal Revenue Code, the Bank matches such contributions with a contribution of $0.75 for each dollar of deferred salary, until a participant has deferred 5% of his or her salary. Deferred amounts and matching contributions vest immediately. Any employee of the Bank who has completed one year of service, and who is regularly scheduled to work a minimum of 1,000 hours per plan year, is eligible to participate in the 401(k) Plan. Amounts held in a participant's account under the 401(k) Plan are generally not distributable until the participant reaches age 59 1/2, dies, becomes permanently disabled or terminates employment with the Bank.

         Pursuant to the terms of the 401(k) Plan, the accounts of participating officers received the following amounts of matching funds from the Bank in 1995:
$5,625 for Mr. Swope; $3,866 for Mr. Cloud; $3,554 for Mr. Gruver; $3,600 for Mr. Hughes; $3,554 for Mr. Rohrbach; and $31,629 for the executive officers as a group.

         A Qualified Defined Contribution Pension Plan was implemented on January 1, 1995, to replace the terminated Defined Benefit Pension Plan. Under this plan, the Bank will make annual contributions to the 401(k) Plan for each eligible participant in an amount equal to three percent (3%) of his or her salary up to $30,000 in salary, plus an amount equal to six percent (6%) of pay in excess of $30,000 in salary. The Bank may make additional discretionary employer contributions subject to approval of the Board of Directors. During 1995, the Bank contributed $8,100, $5,285, $4,786, $5,091, and $4,786, on account of Messrs. Swope, Cloud, Gruver, Hughes and Rohrbach, respectively, and $45,547 for the executive officers as a Group, pursuant to the Bank's Qualified Defined Contribution Pension Plan.

         Supplemental Benefit Retirement Plan. The Bank instituted a Supplemental Benefit Retirement Plan on September 26, 1980, to insure that the retirement benefits of the executive officers, as a percentage of their income, are commensurate with that of other employees of the Bank. On December 16, 1988, the Bank instituted an Executive Deferred Compensation Plan for executive officers. Effective January 1, 1995, the Executive Deferred Compensation Plan of the Bank was merged with the Supplemental Benefit Retirement Plan, which was amended and restated in its entirety and is now known as the Supplemental Benefit Retirement Plan (the "Supplemental Plan"). For all periods prior to January 1, 1995, benefits were calculated under the prior plans as then in effect and benefits that accrued up to and through December 31, 1994, were converted to an account balance for each participant as of such date. At the time of such conversion, the account balances for Messrs. Swope, Cloud, Gruver, Hughes and Rohrbach were $273,018, $80,447, $30,691, $67,700 and $31,091, respectively, and $490,609 for the executive officers as a group.

         Participation in the Supplemental Plan is determined by the Board of Directors of the Bank in its sole discretion and currently includes all executive officers. The Supplemental Plan is administered by Board of Directors of the Bank, which periodically determines, in its sole discretion, the amount to be credited to each participant's Supplemental Benefit Retirement Account. A participant's interest in his account is fully vested at all times.

         At the end of each calendar year, the account of each participant is increased by the amount of (i) three percent (3%) of such participant's compensation during such year, (ii) any deferred compensation and (iii) credited earnings on such account (based on the prime rate published in The Wall Street Journal on the last working day of December of the prior year). Participants' accounts are reduced by the amount of all distributions from such account to the participant during the year. A participant may defer from $5,000 up to $50,000 per year for a period of ten consecutive years, less the number of years such participant previously chose to defer compensation under the Supplemental Plan.

         The benefits under the Supplemental Plan are payable to a participant upon the earlier of the first day of the month following (a) his reaching age 65, (b) the termination of his employment with the Bank for any reason or (c) twenty-five years following his first deferral under the Supplemental Plan. A participant may elect to receive his benefits in the form of a lump sum or in installments over 5, 10 or 15 years. If a participant dies, the account balance will be paid to his beneficiary; such payment may be made in installments or in a lump sum depending upon the circumstances of such participant's death. The Board of Directors of the Bank may, in its discretion, accelerate the payment of any benefit due a participant or his beneficiary by directing a lump sum distribution to such participant or beneficiary.

         Benefits under the Supplemental Plan are payable in cash from the Bank's assets as they become due, irrespective of any actual investments the Bank may make to meet its obligations under the Supplemental Plan. The rights of the participants under the Supplemental Plan are no greater than those of any unsecured creditor of the Bank.

         During 1995, $7,753,  $3,092,  $2,843,  $2,995, $2,843 and $30,527 were accrued pursuant to the Supplemental Plan for Messrs. Swope, Cloud, Gruver, Hughes, Rohrbach and the executive officers of the Bank as a group, respectively.

         Retirement Life Insurance Plan. On November 1, 1985, the Bank instituted the Retirement Life Insurance Plan for the senior staff officers of the Bank. The Retirement Life Insurance Plan was established to insure that each officer of the grade of vice-president and above, upon retirement, may receive a whole life insurance policy with death benefits approximately equal to his or her annual salary at retirement. The Bank pays all annual insurance premiums and is the sole owner and beneficiary under the individual policies. The President, with the approval of the Executive Committee of the Board of Directors, administers and makes any recommendations or adjustments, or both, to the Retirement Life Insurance Plan.

         All participants are fully vested upon the attainment of the age of 65. The President, with the approval of the Executive Committee of the Board of Directors, will determine, the date on which the individual policy may be delivered to the vested participant. Upon receipt of the indi vidual policy, the recipient is liable for all taxes due on the cash value of the policy at that time.

         If a participating officer dies prior to age 65 or early retirement, or prior to delivery of the individual policy to the participating officer, death benefits under such individual policy shall revert to the Bank as the sole owner of the policy. If a participating officer retires early, the President may decide, in his sole discretion, to deliver the individual policy to the retiring officer. The President, with the approval of the Executive Committee of the Board of Directors, acts as the administrator of the life insurance proceeds and disburses such funds to the estate or the beneficiaries named by the deceased participating officer. If a participant's employment is terminated for any reason other than retirement, death or disability before he has reached the age of 65, all rights to the life insurance coverage and any accrued cash value may be forfeited by the participant upon the determination and decision of the President and the Executive Committee of the Board of Directors.

          Currently, Messrs. Swope, Cloud, Gruver, Hughes and Rohrbach are participants under the Retirement Life Insurance Plan. The death benefits under the individual policies of the participating officers at December 31, 1995, were in the following amounts: $242,262 for Mr. Swope; $139,355 for Mr. Cloud; $75,281 for Mr. Gruver; $123,583 for Mr. Hughes; $91,361 for Mr. Rohrbach; and $882,272 for the executive officers as a group.

         Stock Bonus Plan. During 1991, the Corporation adopted a Stock Bonus Plan which was ratified by the shareholders of the Corporation in 1992. Under the Stock Bonus Plan, the Corporation may grant bonuses to its employees consisting of (i) shares of its Common Stock, or (ii) shares of Common Stock and cash, or (iii) cash. The following amounts were determined for 1994, and were paid in shares of Common Stock in 1995: $8,646 for Mr. Swope; $0 for Mr. Cloud; $4,159 for Mr. Gruver; $0 for Mr. Hughes; $0 for Mr. Rohrbach, and $16,473 in the form of 755 shares of Common Stock were paid to all executive officers as a group. Messrs. Swope, Cloud, Gruver, Hughes and Rohrbach received cash bonuses of $6,816, $7,118, $2,414, $6,921 and $6,573, respectively, in 1995, in consideration of services rendered in 1994, and an aggregate of $51,558 was paid in the form of cash to all executive officers as a group. During 1995, 581 shares of Common Stock were paid under the Stock Bonus Plan for services rendered during 1994, to employees of the Corporation or the Bank other than the executive officers, and an aggregate of $117,362 was paid in cash to employees of the Corporation or the Bank other than executive officers.

         Messrs. Swope, Cloud, Gruver, Hughes and Rohrbach will receive cash bonuses of $26,859 $11,610, $10,676, $11,249, and $10,676, respectively, in
1996, in consideration of services rendered in 1995 and an aggregate of $112,378 will be paid in cash as bonuses to all executive officers as a group. During 1996, employees of the Corporation or the Bank other than the executive officers will be paid an aggregate of $293,000 in cash for services rendered during 1995. No shares of Common Stock will be distributed in 1996 under the Stock Bonus Plan for services rendered during 1995.

         The purpose of the Stock Bonus Plan is to promote the interests of the Corporation by encouraging and enabling its employees and employees of the Bank to acquire financial interests in the Corporation through the acquisition of shares of the Corporation's Common Stock.

         All employees of the Corporation and the Bank who have completed one full calendar year of active employment with the Corporation or the Bank, as the case may be, are eligible to receive bonuses under the Stock Bonus Plan. Bonuses granted pursuant to the Stock Bonus Plan are made by the Personnel and Compensation Committee. The Personnel and Compensation Committee determines the employees to whom, and the time or times at which, Common Stock bonuses are granted. The Personnel and Compensation Committee, in its sole discretion, determines whether stock bonuses will be granted, the number of shares of Common Stock and the amount of cash, if any, covered by, and the total value of, each bonus and other terms, conditions or restrictions applicable to awards made under the Stock Bonus Plan. The terms, conditions or restrictions applicable to bonuses made under the Stock Bonus Plan need not be the same for all recipients, nor for all bonuses.

         The shares of Common Stock for the stock bonuses are purchased by the Corporation on the open market through an independent agent specified by the Corporation's Board of Directors. From time to time, but not more than once in any three-month period, the Personnel and Compensation Committee determines the aggregate value of bonuses to be awarded pursuant to the Stock Bonus Plan for a particular period. The Personnel and Compensation Committee authorizes the independent agent to purchase a corresponding amount of shares of Common Stock.

         All shares of Common Stock received by employees pursuant to the Stock Bonus Plan (except for shares received by executive officers) are freely transferable. Nevertheless, the shares of Common Stock granted to recipients may be subject to such terms and conditions as the Personnel and Compensation Committee, in its sole discretion, determines appropriate.

                          STOCK PRICE PERFORMANCE GRAPH

         The following graph illustrates a five year comparison of cumulative shareholder return on the Common Stock for each of the years ended December 31, 1991, 1992, 1993, 1994 and 1995, for (i) the Corporation, (ii) the NASDAQ Market Value Weighted Index, and (iii) a peer group index. The peer group index consists of Pennsylvania and New Jersey Banks with total assets of between 100 million and 500 million whose stock is traded on the NASDAQ market. The comparison assumes $100 was invested on December 31, 1990, in the Corporation's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

[GRAPHIC OMITTED]

                                                   Fiscal Year Ending
COMPANY                        1990      1991      1992      1993      1994      1995
First West Chester Corp.        100     121.53    144.31    156.31    161.95    219.35
Peer Group                      100      72.31    100.80    154.28    162.22    225.43
Broad Market                    100     128.38    129.64    155.50    163.26    211.77



         The historical stock price performance of the Corporation's Common Stock shown on the Stock Price Performance Graph is not necessarily indicative of future price performance.

         The peer group index consists of BCB Financial Services; Broad National Bancorp; Bryn Mawr Bank Corporation; Carnegie Bancorp.; Community Banks, Inc.; First Shenango Corp.; Heritage Bancorp Inc.; Progress Financial Corporation; Raritan Bancorp. Inc.; Royal Bancshares of Pennsylvania; SunBancorp Inc.; TF Financial Corporation; and WVS Financial Corporation.

         Certain entities comprising past peer groups were omitted from the peer group index for 1995 because each failed the total assets criterion for the peer group index.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Some of the directors and executive officers of the Corporation, as well as members of their families and companies with which they are associated, were customers of, and had banking transactions with the Bank in the ordinary course of its business during 1995. All loans and commitments to lend to such parties were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management, the loans and commitments do not involve more than a normal risk of collectability or present other unfavorable features.

         The law firm of MacElree, Harvey, Gallagher, Featherman & Sebastian, Ltd., of which Mr. Featherman, a director of the Corporation and the Bank, is a principal, was retained by the Corporation and the Bank as counsel during 1995 and will again be retained in 1996.

         The law firm of Gawthrop, Greenwood & Halsted, P.C., of which Mr. Halsted, a director of the Corporation and the Bank, is a principal, was retained by the Corporation for a legal matter in 1995. The Corporation and the Bank may retain such law firm in 1996.

                        RATIFICATION OF THE CORPORATION'S
                             1995 STOCK OPTION PLAN

         On September 18, 1995, the Board of Directors of the Corporation adopted the 1995 Stock Option Plan (the "Plan"), subject to ratification by the shareholders of the Corporation at the 1996 Annual Meeting. The purpose of the Plan is to provide additional incentive to key employees and directors to enter into or remain in the employ or service of the Corporation or the Bank. The Plan is divided into two parts: (i) Key Employee Plan and (ii) Director Plan. The Plan commenced on September 18, 1995, subject to ratification by the shareholders of the Corporation within twelve months hereafter. Although options were granted to key employees and directors of the Corporation and the Bank as described below, such option grants are expressly conditioned upon shareholder ratification of the Plan. On September 18, 1995, the Board of Directors of the Corporation declared a 3-for-2 stock split for all outstanding shares of Common Stock (record date as of October 3, 1995) and all shares reserved for or subject to an option grant; such dividend was paid on October 16, 1995. The numbers of shares subject to the Plan discussed herein, reflect the changes resulting from the stock split.

         The Plan provides for up to 187,500 shares of Common Stock to be issued pursuant to options exercised under the terms of the Plan. The exercise price for each share of Common Stock purchased pursuant to an option granted under the Plan shall be at least equal to the "fair market value" of a share of Common Stock on the Grant Date for such option. If available, the "fair market value" shall be the mean between the highest bid price and lowest asked priced last quoted by the then current market makers of the Common Stock on the Grant Date or the immediately preceding business day if the Grant Date is not a business day. If no such bid and asked price is available, then the fair market value shall be determined by the Stock Option Committee (as defined below) in good faith in the case of an option granted under the Key Employee Plan (see below) or shall be the mean between the most recent highest bid price and lowest asked price last quoted by the market makers of the Common Stock in the case of an option granted under the Director Plan.

         No option may be granted under the Plan after September 17, 2005. No option may be exercised prior to six months following the Grant Date. Each option granted expires on the earlier of (a) the tenth anniversary of its Grant Date, (b) in the case of an incentive stock option, five years after the Grant Date if the optionee beneficially owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or the Bank, (c) the date set by the Board of Directors of the Corporation as an accelerated expiration date after a finding by such Board that the options materially adversely affect the Corporation (or may in the future), or in the case of incentive stock options, where there has been a "change in control" (as defined in the Plan) in the Corporation, (d) three months following termination of the optionee's employ or service with the Company or Bank for any reason other than for cause (for an option granted under the Key Employee Plan), death or disability, (e) one year following termination of the optionee's employ or service with the Company or Bank for death or disability, or (f) in the case of an option granted under the Key Employee Plan, immediately upon the determination by the Stock Option Committee that an employee as been terminated for "cause" (as defined in the Plan).

         No option granted under the Plan may be transferred except by will or by the laws of descent and distribution, except that nonqualified options may be transferred by an optionee pursuant to a qualified domestic relations order as defined in the Internal Revenue Code or Title I of ERISA. During an optionee's lifetime, such option may only be exercised by the optionee. Each option granted under the Plan shall be considered "restricted stock" within the meaning of Rule 144 of the Securities Act of 1933, as amended. The Corporation is not obligated to register any shares issued pursuant to the exercise of an option granted under the Plan or to take any action which would make available to the Optionee any exemption from such registration. The Company is currently contemplating registration of such shares.

         The Key Employee Plan is administered by a Stock Option Committee of the Board of Directors of the Corporation. The members of such Committee must be "disinterested" as defined under Rule 16b-3(c) of the Securities Exchange Act of 1934, as amended. Currently, the members of the Stock Option Committee are Messrs. Peirce and Featherman. Under the Key Employee Plan, options are granted to key employees of the Corporation and the Bank as follows. First, options to purchase up to 63,750 shares of Common Stock may be granted to key employees of the Corporation or the Bank at such times and in such amounts and on such terms and conditions as determined by the Stock Option Committee pursuant to the terms of the Plan. Second, options to purchase up to 82,500 shares of Common Stock shall be granted in accordance with the following schedule:

                         NEW STOCK OPTION PLAN BENEFITS
                 Grant Dates (Number of Shares of Common Stock)

                                            9/18/95           9/30/96           9/30/97          9/30/98           9/30/99

Name and Position

Charles E. Swope                            3,000             3,000             3,000            3,000             3,000
     President, CEO
     and Chairman
     of Corporation and Bank

Richard C. Cloud                            1,500             1,500             1,500            1,500             1,500
     Executive Vice President,
     Cashier and Senior Loan
     Officer of Bank

James D. Gruver                             1,500             1,500             1,500            1,500             1,500
     Senior Vice President
     of Bank

William E. Hughes, Sr.                      1,500             1,500             1,500            1,500             1,500
     Executive Vice President
     and Senior Loan Officer
     of Bank

Eric W. Rohrbach                            1,500             1,500             1,500            1,500             1,500
     Senior Vice President
     of Bank

Executive Group (10                         16,500            16,500            16,500           16,500            16,500
     Executive Officers of
     Bank and Corporation)

Non-Executive Director                      8,250             8,250             8,250            8,250             8,250
     Group (11 members of
     the Board of Directors
     of Corporation and the Bank)


     Should the number of executive officers (other than the President) increase during the term of the Plan, then on the applicable Grant Date, each executive officer shall receive an option for that number of shares equal to 13,500 divided by the number of executive officers. Should the number of executive officers (other than the President) decrease during the term of the Plan, the number of shares granted to each executive officer pursuant to an option shall not change and any ungranted shares resulting from such decrease shall be added to the number of shares of Common Stock available for discretionary option grant by the Stock Option Committee as described above.

     The options granted under the Key Employee Plan are intended to be "incentive stock options" in accordance with Section 422 of the Internal Revenue Code (each, an "ISO"), although the Stock Option Committee may designate any grant as a "nonqualified stock option" ("NQSO") in its discretion.

     Options granted under the Director Plan are NQSOs. Each person serving as a director of the Corporation or the Bank on the applicable Grant Date (which are the same as those set forth in the schedule above) and who is not also a key or other employee of any such entities shall be awarded an option to purchase 750 shares of Common Stock on each Grant Date. If a director is serving on the Board of both entities, such director shall only be eligible for a grant of options under the Director Plan as a director of the Corporation. Should the number of directors eligible for the Director Plan (currently 11) decrease during the term of the Plan, the number of shares available for grant to each remaining director shall not change. Any ungranted shares resulting from such decrease shall be reserved for future grant under the Director Plan should the number of directors increase. Should the number of directors increase during the term of the Plan, then each director shall receive on the applicable Grant Date an option for that number of shares equal to 6,000 divided by the number of eligible directors.

     The Corporation has agreed to indemnify each member of the Stock Option Committee and of the Board of Directors of the Corporation and the Bank with respect to the administration of the Plan and the granting of options under it so long as such member has not been found to have been guilty of gross negligence or willful misconduct in the performance of his or her duties as a member of the Stock Option Committee or the Board of Directors of the Corporation or the Bank.

     Option Grants for the 1995 Fiscal Year

     Below are the options granted to the executive officers and directors of the Corporation and the Bank for 1995. Such option grants are subject to ratification of the 1995 Stock Option Plan by the shareholders of the Corporation at the 1996 Annual Meeting.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                  Potential Realizable
                                                                                                    Value At Assumed
                     Individual Grants                                                             Annual Rates of Stock
                                                                                                  Price Appreciation for
                                                                                                       Option Term
-------------------------------------------------------------------------------------------------------------------------------




        (A)                          (B)              (C)               (D)            (E)             (F)            (G)
                                  Number of          % of
                                 Securities          Total
                                 Underlying         Options          Exercise
                                  Options         Granted to          or Base
                                   Granted         Employees           Price       Expiration
       Name                          (#)         in Fiscal Year       ($/sh)          Date              5% ($)        10% ($)
       ----                        -------      ---------------       ------          ----             -------        -------

Charles E. Swope                   3,000             18.2%           $23.08          9/17/05$          43,550          $110,365
   President, CEO and
   Chairman of Corporation
   and Bank

Richard C. Cloud                   1,500              9.1%            23.08          9/17/05           21,775            55,182
   Executive Vice President
   and Senior Loan Officer
   of Bank

James D. Gruver                    1,500              9.1%            23.08          9/17/05           21,177            55,182
   Senior Vice President
   of Bank

William E. Hughes, Sr.             1,500              9.1%            23.08          9/17/05           21,177            55,182
   Executive Vice President
   and Senior Loan Officer
   of Bank

Eric W. Rohrbach                   1,500              9.1%            23.08          9/17/05           21,177            55,182
   Senior Vice President
   of Bank

Executive Group (10               16,500              100%            23.08          9/17/05          239,525           607,002
   Executive Officers
   of Corporation and Bank)

Non-Executive
   Director Group (11              8,250               N/A           $23.08          9/17/05         $119,763          $303,504
   members of Board
   of Directors of
   Corporation and Bank)

         The bid and ask prices of the Common Stock of the Corporation as of February 5, 1996 was $28-l/4 bid and $30 asked.

         Federal Income Tax Consequences

         The following is a brief description of the federal income tax consequences, under present tax laws, of options granted under the 1995 Stock Option Plan.

         Generally, there is no federal income tax consequences to either the optionee or the Corporation upon the grant or exercise of an ISO. Upon the exercise of an ISO, however, the excess of the current fair market value of the shares so acquired over the price paid for such shares will generally be treated as a positive adjustment in determining the optionee's alternative minimum taxable income for the year of exercise.

         If an optionee exercises an ISO and does not dispose of the shares within two years from the date of grant or within one year from the date the shares are transferred to the optionee, any gain realized upon disposition will be taxable to the optionee as long-term capital gain, and the Corporation will not be entitled to any deduction. If an optionee disposes of shares without meeting the foregoing holding period requirements, the optionee will realize ordinary income in the year of disposition, and the Corporation will be entitled to a corresponding deduction, in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the price paid for such shares, or (b) the excess of the amount realized on such disposition over the price paid for such shares.

         There is no federal income tax consequences to either the optionee or the Corporation upon the grant of an NQSO. Upon the exercise of an NQSO, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the price paid for such shares, and the Corporation will generally be entitled to a federal income tax deduction in that amount.

         Recommendation for Ratification

         Ratification of the 1995 Stock Option Plan will occur upon the affirmative votes of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the 1996 Annual Meeting. Abstentions will have no effect on the outcome of such vote. If a broker that is a record holder of Common Stock does not return a signed proxy, the shares of Common Stock represented by such proxy will not be considered present at the Annual Meeting and, therefore, will not be counted towards a quorum and will not be voted.

         The Board of Directors recommends that the shareholders vote FOR the ratification of the 1995 Stock Option Plan.

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed the firm of Grant Thornton, LLP as independent public accountants for the year ending December 31, 1996. This appointment will be submitted to the shareholders for ratification at the 1996 Annual Meeting.

         The submission of the appointment of Grant Thornton, LLP for ratification by the shareholders is not required by law or by the Bylaws of the Corporation. The Board of Directors is nevertheless submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors.

         A representative of Grant Thornton, LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if he so desires.

         The Board of Directors recommends that the shareholders vote FOR the ratification of Grant Thornton, LLP as the Corporation's independent public accountants for the year ending December 31, 1996.

                                  OTHER MATTERS

         No other matters requiring a vote of the shareholders are expected to come before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

                                REQUIRED FILINGS

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Corporation, or written representations that no Forms 5 were required, the Corporation believes that, during 1995, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were timely met.

                            EXPENSES OF SOLICITATION

         The Corporation will bear the entire cost of soliciting proxies for the Annual Meeting. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by the Corporation's directors, officers and employees. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of shares held of record by such persons, and the Corporation may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                              SHAREHOLDER PROPOSALS

         Proposals by Shareholders intended to be presented at the next Annual Meeting of Sharehold ers of the Corporation must be received by the Corporation at its executive offices at 9 North High Street, West Chester, Pennsylvania 19380, on or before October 31, 1996, to be included in the Corporation's Proxy Statement and form of proxy for the 1997 annual meeting.

         THE CORPORATION WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE EXCEPT FOR EXHIBITS, UPON REQUEST IN WRITING, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES. SUCH REPORT WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT MARCH 30, 1996. REQUESTS SHOULD BE DIRECTED TO MR. JOHN STODDART, SHAREHOLDER RELATIONS REPRESENTATIVE, FIRST WEST CHESTER CORPORATION, 9 NORTH HIGH STREET, WEST CHESTER, PENNSYLVANIA 19380.

                                              By Order of the Board of Directors



                                                     Edward J. Cotter, Secretary

West Chester, Pennsylvania
February 28, 1996

                                   APPENDIX A

 PROXY                                                                     PROXY
                         FIRST WEST CHESTER CORPORATION

                 ANNUAL MEETING OF SHAREHOLDERS, MARCH 19, 1996

                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE CORPORATION'S BOARD OF DIRECTORS

         The undersigned hereby appoints Thomas R. Butler and Robert Poole III, M.D., and each of them, jointly and severally, Proxies, with full power of substitution, to vote, as designated below, all shares of Common Stock of First West Chester Corporation held of record by the undersigned on February 5, 1996, at the 1996 Annual Meeting of Shareholders to be held on March 19, 1996, or any adjournment thereof.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" (1) THE ELECTION OF THE NOMINEES TO SERVE AS CLASS III DIRECTORS, (2) THE RATIFICATION OF THE CORPORATION'S 1995 STOCK OPTION PLAN AND (3) THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON, LLP AS THE CORPORATION'S INDEPENDENT PUBLIC ACCOUNTANTS.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. IF NO DIRECTION IS GIVEN IN THE SPACE PROVIDED BELOW, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 and 3.

1.       ELECTION OF FOUR CLASS III DIRECTORS (Term to expire in 1999).

         FOR all nominees listed below (except as WITHHOLD AUTHORITY to vote for all marked to the contrary below) o nominees listed below o

          (INSTRUCTION:  To  withhold  authority  to  vote  for  any  individual nominee, strike a line through the nominee's name in the list below.)

         RICHARD M. ARMSTRONG, JOHN A. FEATHERMAN, III, JOHN S. HALSTED, DEVERE KAUFFMAN

2.       PROPOSAL TO RATIFY THE CORPORATION'S 1995 STOCK OPTION PLAN.

         o  FOR                  o   AGAINST                     o  ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON, LLP as the independent public accountants of the Corporation for the year ending December 31, 1996.

         o  FOR                  o   AGAINST                     o  ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and matters incident to the conduct of the meeting.

         Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer and affix corporate seal. If a partnership, please sign in partnership name by general partner.



DATED:  _______________, 1996              _______________________________(SEAL)
                                                     Signature

                                           _______________________________(SEAL)
                                               Signature if held jointly

                                     PLEASE  MARK,  SIGN,  DATE AND RETURN  THIS
                                   PROXY  PROMPTLY  USING THE ENCLOSED ENVELOPE.

                                   APPENDIX B


                         FIRST WEST CHESTER CORPORATION

                             1995 STOCK OPTION PLAN

         1.       Purpose.

                  (a) Additional Incentive. The Plan is intended as an additional incentive to key employees and members of the Board of Directors (together, the "Optionees") to enter into or remain in the service or employ of First West Chester Corporation, a Pennsylvania corporation (the "Company") or its subsidiary, The First National Bank of West Chester (the "Bank"), and to devote themselves to the Company's success by providing them with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights (the "Options") to acquire the Company's Common Stock, par value $1.00 per share (the "Common Stock").

                  (b) Two-Part Plan. The Plan shall be divided into two sub-plans: the "Key Employee Plan" and the "Director Plan". All provisions hereunder which refer to the "Plan" shall apply to each of the Key Employee Plan and the Director Plan.

                  (c) Incentive Stock Option. Each Option granted under the Key Employee Plan is intended to be an incentive stock option ("ISO") within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), for federal income tax purposes, except to the extent (i) any such ISO grant would exceed the limitation of subsection 4(a) below, or (ii) any Option is specifically designated at the time of grant (the "Grant Date") as not being an ISO. No Option granted to a person who is not an employee of the Company or the Bank on the Grant Date shall be an ISO.

         2.       Option Shares.

                  (a) Aggregate Maximum Number. The aggregate maximum number of shares of the Common Stock for which Options may be granted under the Plan is 125,000 shares (the "Option Shares"), which number is subject to adjustment as provided in Section 7. Option Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If any outstanding Option granted under the Plan expires, lapses or is terminated for any reason, the Option Shares allocable to the unexercised portion of such Option may again be the subject of an Option granted pursuant to the Plan.

                  (b) Allocation of Option Shares. Of the 125,000 Option Shares, 97,500 Option Shares (the "Employee Option Shares") shall be reserved for issuance to key employees of the Company and the Bank under the Key Employee Plan and the remaining 27,500 Option Shares shall be reserved for issuance to non-employee Directors of the Company or the Bank under the Director Plan.

                  (c) Key Employee Plan Options. Options granted under the Key Employee Plan may be either ISOs or Options which are not ISOs ("Nonqualified Options"). Under the Key Employee Plan, Options to purchase up to 42,500 Employee Option Shares (and any Employee

Option Shares not required for issuance under Options granted in accordance with the schedule set forth below) shall be granted to key employees at such times in such amounts and on such terms and conditions as determined by the Committee (as defined below), in accordance with the terms of the Plan. Options to purchase up to 55,000 Employee Option Shares shall be granted to key employees in accordance with the following schedule:

                                                     Grant Dates

                           September        September         September         September        September
                           18,              30,               30,               30,              30,
Key Employee               1995             1996              1997              1998             1999
------------               ----             ----              ----              ----             ----

President                  2,000            2,000             2,000             2,000            2,000
                           Option           Option            Option            Option           Option
                           Shares           Shares            Shares            Shares           Shares

Each of 9 Other
Executive Officers*        1,000            1,000             1,000             1,000            1,000
                           Option           Option            Option            Option           Option
                           Shares           Shares            Shares            Shares           Shares

         *Should the number of Executive Officers (other than the President) increase during the Term of the Plan as of any of the foregoing Grant Dates, the Option granted to each Executive Officer as of such Grant Date shall cover that number of Employee Option Shares determined by dividing 9,000 by the number of Executive Officers (not including the President). Should the number of Executive Officers decrease during the Term of the Plan as of any of the foregoing Grant Dates, then the number of Option Shares to be purchased through an Option grant by each remaining Executive Officer shall not change. Any ungranted Options resulting from such decrease shall be granted to key employees as Employee Option Shares at such times in such amounts and on such terms and conditions as determined by the Committee, in accordance with the terms of the Key Employee Plan.


         (d) Director Plan Options. Options granted under the Director Plan shall be Nonqualified Options. Under the Director Plan, each person serving as a Director of the Company or the Bank on the Grant Date and who is not also a key or other employee of any of such entities shall be awarded an Option to purchase 500 Option Shares at the Option Price (defined below) on September 18, 1995, and then on September 30 of each of the following four years of the Term of the Plan (as defined below). If a Director is serving on the Board of the Company and the Bank at the time of the grant of any Option under the Director Plan, then such Director shall only be eligible for a grant of Options under the Director Plan as a Director of the Company. Should the number of Directors eligible for the Director Plan decrease during the Term of the Plan, the number of Option Shares granted to each remaining Director shall not change. Any ungranted Option Shares resulting from such decrease shall be reserved for future grant under the Director Plan should the number of Directors increase. Should the number of Directors increase during the Term of the Plan, then the Options covering the aggregate number of Option Shares to be distributed on an annual basis shall be divided equally among such increased number of Directors. Options granted under the Director Plan shall be substantially in the form of the Option attached hereto as Exhibit "A".

         3. Term of Plan. The Plan shall commence on September 18, 1995, but shall terminate unless the Plan is approved by the shareholders of the Company within twelve months of such date as set forth in Section 422(b)(1) of the Code. Any Options granted pursuant to the Plan prior to Plan approval by the shareholders of the Company shall be subject to such approval and, notwithstanding anything to the contrary herein or in any Option Document (as defined below), shall not be exercisable until such approval is obtained. No Option may be granted under the Plan after September 17, 2005.

         4. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by written documents substantially in the forms attached hereto as Exhibit "A" or, in the case of the Key Employee Plan, as the Committee shall from time to time approve, subject to (a) the following terms and conditions and (b) any other terms and conditions (including vesting schedules for the exercisability of Options) which the Committee shall from time to time provide which are not inconsistent with the terms of the Plan (collectively, the "Option Documents").

                  (a) Number of Option Shares. Each Option Document shall state the number of Option Shares to which it pertains. In the case of an ISO, in no event shall the aggregate fair market value of the Option Shares (determined as of the date the ISO is granted), and any other options granted under the incentive stock option plans of the Company or the Bank, exceed $100,000.

                  (b) Option Price. Each Option Document shall state the price at which an Option Share may be purchased (the "Option Price"), which shall be at least 100% of the "fair market value" of a share of the Common Stock on the date the Option is granted. If available, the "fair market value" shall be the mean between the highest bid price and lowest asked price last quoted by the then current market maker(s) in the Company's Common Stock (the "Market Maker(s)"), on the Grant Date or the immediately preceding business day if the Grant Date is not a business day. If no such bid and asked price is available, the fair market value shall be determined by the Committee in good faith in the case of the Key Employee Plan or shall be the mean between the most recent highest bid price and lowest asked price last quoted by the Market Maker(s) in the case of the Director Plan. If an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or the Bank, then the Option Price shall be at least One Hundred and Ten Percent (110%) of the fair market value of the Option Shares on the date the Option is granted.

                  (c) Medium of Payment. An Optionee shall pay for Options Shares (i) in cash, (ii) by bank check payable to the order of the Company or
(iii) in the case of the Key Employee Plan, by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board.

Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Common Stock held by the Optionee for more than one year. If payment is made in whole or in part in shares of the Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing shares of Common Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery of such notice that is not less than the Option Price of the Option Shares with respect to which such Option is to be exercised, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates. In the event that certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares in excess of the number of shares required to make payment for the Option Price of the Option Shares (or the relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent the Option Shares in respect of which payment is made and such excess number of shares. Notwithstanding the foregoing, the Board of Directors, in its sole discretion, may refuse to accept shares of Common Stock in payment of the Option Price. In that event, any certificates representing shares of Common Stock which were delivered to the Company shall be returned to the Optionee with notice of the refusal of the Board of Directors to accept such shares in payment of the Option Price. The Board of Directors may impose such limitations or prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate, subject to the provisions of the Plan.

                  (d) Termination of Options. Each Option shall expire on the tenth anniversary of its Grant Date. Notwithstanding the foregoing, no Option shall be exercisable after the first to occur of the following:

                       (i) In the case of an ISO, five years from the date of grant if, on such date the Optionee owns, directly or by attribution under
Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or the Bank);

                       (ii) The date set by the Board of Directors of the Company to be an accelerated expiration date after a finding by the Board of Directors of the Company that a change in the financial accounting treatment for Options from that in effect on the date the Plan was adopted materially adversely affects or, in the determination of such Board of Directors, may materially adversely affect in the foreseeable future, the Company and/or the Bank, provided such Board of Directors may take whatever other action, including acceleration of any exercise provisions, it deems necessary should it make the determination referred to herein above;

                       (iii) Expiration of three months (or in the case of the Key Employee Plan, such shorter period as the Committee may select) from the date the Optionee's employment or service with the Company or the Bank terminates for any reason other than (A) disability (within the meaning of Section 22(e)(3) of the Code) or death or (B) circumstances described by Subsection (d)(vi), below;

                       (iv) Expiration of one year from the date the Optionee's employment or service with the Company or the Bank terminates by reason of the Optionee's disability (within the meaning of Section 22(e)(3) of the Code) or death;

                       (v) In the case of an Option granted under the Key Employee Plan, the Committee can accelerate the expiration date in the event of a "Change in Control" (as defined in Subsection 4(e) below), provided an Optionee who holds an Option is given written notice at least thirty (30) days before the date so fixed; or

                       (vi) In the case of an Option granted under the Key Employee Plan, a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been discharged from employment with the Company or the Bank for Cause. For purposes of this Section, "Cause" shall mean: (A) a breach by Optionee of his employment agreement with the Company or the Bank, (B) a breach of Optionee's duty of loyalty to the Company or the Bank, including without limitation any act of dishonesty, embezzlement or fraud with respect to the Company or the Bank,
(C) the commission by Optionee of a felony, a crime involving moral turpitude or other act causing material harm to the Company's or the Bank's standing and reputation, (D) Optionee's continued failure to perform his duties to the Company or the Bank or (E) unauthorized disclosure of trade secrets or other confidential information belonging to the Company or the Bank. In the event of a finding that the Optionee has been discharged for Cause, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund of the Option Price.

                  (e) Change of Control. In the event of a Change in Control (as defined below), the Committee may take whatever action with respect to the Options outstanding under the Key Employee Plan it deems necessary or desirable, including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionee. A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events:

                       (i) The date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated;

                       (ii) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company;

                       (iii) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) and the shareholders of the other constituent corporation (or its board of directors if shareholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Common Stock immediately prior to the merger or consolidation will hold at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in the same proportion as such holders' ownership of Common Stock immediately before the merger or consolidation;

                       (iv) the date any entity, person or group, (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than
(A) the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (B) any person who, on the date the Plan is approved by the shareholders, shall have been the beneficial owner of at least twenty percent (20%) of the outstanding Common Stock, shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the outstanding shares of the Common Stock; or

                       (v) the first day after the date this Plan is approved by the shareholders when directors are elected so that a majority of the Board of Directors shall have been members of the Board of Directors for less than twenty-four (24) months, unless the nomination for election of each new director who was not a director at the beginning of such twenty-four (24) month period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

                  (f) Transfers. No ISO granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an ISO is granted, such Option may be exercised only by him. No Nonqualified Option under the Plan may be transferred, except by will or by the laws of descent and distribution or pursuant to qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

                  (g) Other Provisions. For Options granted pursuant to the Key Employee Plan, the Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

                  (h) Amendment. With respect to Options granted under the Key Employee Plan, and subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to such Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made under Subsection 4(e) above. With respect to Options granted under the Director Plan, and subject to the provisions of the Plan, the Board of Directors of the Company shall have the right to amend Option Documents issued to such Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made under Subsection 4(e) above.

         5.       Administration.

                  (a) Director Plan. It is intended that the grant of Options pursuant to the Director Plan be administered as provided in Rule
16b-3(c)(2)(ii) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Therefore, as set forth in Section 2(d) above, such Options will be awarded pursuant to the formula as set forth therein.

                  (b) Key Employee Plan. With respect to the Key Employee Plan, the Board of Directors shall appoint a Stock Option Committee composed of two or more of its disinterested members (as "disinterested" is defined under Rule 16b-3(c) of the Exchange Act) to operate and administer the Key Employee Plan in its stead. The Stock Option Committee is referred to herein as the "Committee."

                  (c) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

                  (d) Discretion of Committee. The Committee shall from time to time at its discretion grant Options pursuant to the terms of the Key Employee Plan, except as otherwise provided in Section 2(c) herein. Except as otherwise provided in Section 2(c) herein, the Committee shall have plenary authority to determine the Optionees to whom and the times at which Options shall be granted, the number of Option Shares to be covered by such Options and the price and other terms and conditions thereof, including a specification with respect to whether an Option is intended to be an ISO, subject, however, to the express provisions of the Key Employee Plan and compliance with Rule 16b-3(c) of the Exchange Act. In making such determinations the Committee may take into account the nature of the Optionee's services and responsibilities, the Optionee's present and potential contribution to the Company's success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provision of the Key Employee Plan or of any Option granted under it shall be final, binding and conclusive.

                  (e) No Liability. No member of the Board of Directors or the Committee shall be personally liable for any action or determination made in good faith with respect to the Key Employee Plan, the Director Plan or any Option thereunder. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Key Employee Plan, except those resulting from (i) any breach of such member's duty of loyalty to the Company or its shareholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law or (iii) any transaction from which the member derived an improper personal benefit.

                  (f) Indemnification. In addition to such other rights of indemnification as he may have as a member of the Board of Directors or the Committee, and with respect to the administration of the Plan and the granting of Options under it, each member of the Board of Directors and of the Committee shall be entitled without further action on his part to be indemnified by the Company for all expenses (including but not limited to reasonable attorneys' fees and expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he may be involved by reason of his being or having been a member of the Board of Directors or the Committee, whether or not he continues to be such member of the Board of Directors or the Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall not include any expenses incurred by such member of the Board of Directors or Committee: (i) in respect of matters as to which he shall be finally adjudged in such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duties as a member of the Board of Directors or the Committee; or (ii) in respect of any matter in which any settlement is effected in an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or accessible by any such member of the Committee or the Board of Directors unless within five (5) days after institution of any such action, suit or proceeding he shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board of Directors or the Committee and shall be in addition to all other rights to which such member of the Board of Directors or the Committee would be entitled to as a matter of law, contract or otherwise.

         6.       Exercise.

                  (a) No Exercise Within Six Months. No Option shall be exercisable prior to the date which is at least six months after the Grant Date.

                  (b) Notice. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Option Shares to be purchased. Each such notice shall specify the number of Option Shares to be purchased and shall satisfy the securities law requirements set forth in this Section 6.

                  (c) Restricted Stock. Each exercise notice shall (unless the Option Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Securities Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act) and, in the case of an ISO, the Option Shares may not be sold within one year of exercise or two years from the Grant Date in order to maintain the ISO status of the Option; (ii) the Optionee has been advised and understands that (A) the Option Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (B) the Company is under no obligation to register the Option Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration, (iii) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the above, should the Company be advised by counsel that the issuance of Option Shares upon the exercise of an Option should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion that an appropriate exemption therefrom is available, (C) the listing or inclusion of the shares on any securities exchange or in an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Option Shares, the Company may defer the exercise of any Option granted hereunder until either such event in A, B, C or D has occurred.

         7. Adjustments on Changes in Common Stock. The aggregate number of shares of Common Stock as to which Options may be granted under the Director Plan and the Key Employee Plan, the number of Option Shares covered by each outstanding Option and the Option Price per Option Share specified in each outstanding Option shall be appropriately adjusted in the event of a stock dividend, stock split or other increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of the Common Stock or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) effected without receipt of consideration by the Company. The Board of Directors shall have the authority to determine the adjustments to be made under this Section and any such determination by the Board of Directors shall be final, binding and conclusive, provided that no adjustment shall be made which will cause an ISO to lose its status as such.

         8. Amendment of the Plan. The Board of Directors may amend the Plan from time to time in such manner as it may deem advisable. Notwithstanding the foregoing, (i) with respect to any amendments affecting the Director Plan, the Plan provisions shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, (ii) any amendment which would change the class of individuals eligible to receive an Option, extend the expiration date of the Plan, decrease the Option Price or increase the maximum number of shares as to which Options may be granted or materially increase the benefits accruing to the Optionees, will only be effective if such action is approved by a majority of the outstanding voting stock of the Company within twelve months before or after such action.

         9. Continued Employment. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or the Bank to retain the Optionee in the employ of the Company or the Bank, as a member of the Board of Directors or in any other capacity, whichever the case may be.

         10. Withholding of Taxes. Whenever the Company proposes or is required to issue or transfer Option Shares, the Company shall have the right to (a) require the recipient or transferee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests.

          11. Effective Date. This Stock Option Plan shall be effective as of the date specified in Section 3 above.

                                   EXHIBIT "A"

                                Option Documents



                 FORM OF STOCK OPTION AGREEMENT - DIRECTOR PLAN

Mr./Ms.


                         Director Stock Option Agreement

Dear   :

         In view of your substantial contributions toward the achievement of the business goals and objectives of First West Chester Corporation (the "Company") and The First National Bank of West Chester (the "Bank") and the expectation of your future contributions, the Board of Directors of the Company is pleased to award you an option to purchase shares of the Common Stock of the Company pursuant to the First West Chester Corporation 1995 Stock Option Plan (the "Plan"). A copy of the Plan is attached to this letter agreement as Exhibit "A" and should be read in conjunction with this letter agreement. [Please be advised that the Plan and any options granted thereunder will not be effective until a majority of the shareholders of the Company approve the Plan. The Company intends to present the Plan for approval at its 1996 Annual Meeting.] This letter will serve as a stock option agreement between you and the Company. The Option awarded to you is subject to the following terms.

         [1.      APPROVAL BY SHAREHOLDERS:

                   The Option granted hereunder has been granted prior to Plan approval by the shareholders of the Company and therefore, shall be subject to such approval. Notwithstanding anything to the contrary herein or in the Plan, this Option shall not be exercisable until such approval is obtained.]

         2.       NUMBER OF SHARES:

                  You are awarded an option ("Option") to purchase a total of 500 shares of the Common Stock of the Company (the "Option Shares").

         3.       TYPE OF OPTIONS:

                  The Option awarded to you is a "Nonqualified Option" as that term is defined in the Plan.

         4.       EXERCISE PRICE:

                  The shares may be purchased upon your exercise of this Option for the price of $___.__ per share (the "Option Price").

         5.       DATE OF GRANT OF AWARD:

                  The grant date of the award of this Option is [Date] (the "Grant Date").

         6.       EXERCISE:

                  Your Option may not be exercised for six months following the Grant Date. Your Option expires on the tenth anniversary of the Grant Date (with respect to any number of shares subject to this option not previously exercised), but may expire earlier upon the first to occur of the following:

                       (a) The date set by the Board of Directors of the Company to be an accelerated expiration date after a finding by the Board of Directors of the Company that a change in the financial accounting treatment for Options from that in effect on the date the Plan was adopted materially adversely affects or, in the determination of such Board of Directors, may materially adversely affect in the foreseeable future, the Company and/or the Bank;

                       (b) Expiration of three months from the date your employment with the Company or the Bank terminates for any reason other than disability, death or for Cause (as defined in the Plan); or

                       (c) Expiration of one year from the date the your employment with the Company or the Bank terminates by reason of the your disability or death.

         7.       NOTICE OF EXERCISE AND PAYMENT:

                  To exercise your Option, you must provide written notice of the exercise marked for the attention of the Secretary of the Company specifying the number of Option Shares to be purchased and satisfying the securities law requirements set forth below. You shall also include payment of the Option Price with such written notice in cash or bank check, payable to the order of the Company. Upon receipt of such notice and payment, the Company will issue you a certificate for the number of Option Shares with respect to which you have exercised the Option.

         8.       SECURITIES LAW REQUIREMENTS:

                  Each exercise notice shall contain your acknowledgment in a form and substance satisfactory to the Company that (a) such Option Shares are being purchased for investment and not for distribution or resale, (b) you have been advised and understand that (i) the Option Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Option Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the above, should the Company be advised by counsel that the issuance of Option Shares upon the exercise of your Option should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion that an appropriate exemption therefrom is available, (C) the listing or inclusion of the shares on any securities exchange or in an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Option Shares, the Company may defer the exercise of your Option until either such event in A, B, C or D has occurred.

         9.       EXERCISE DATE:

                  The date on which the Company receives the documents specified above in complete and otherwise acceptable form and the payments specified above will be treated as the Exercise Date with respect to your exercise of the stock option.

         10.      WITHHOLDING OF TAXES:

                    Upon exercise of your Option, the Company shall have the right to (a) require you to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests.

         11.      NON-ASSIGNABILITY OF OPTION:

                  Except as provided by the Plan, the Option awarded to you is exercisable only by you. The Option may not be transferred, assigned, pledged as security or hypothecated in any way and is not subject to execution, attachment or similar process. Upon any attempt by you to transfer, assign, pledge, hypothecated or otherwise dispose of this Option or of any portion thereof or upon the levy of any execution, attachment or similar process on this Option or on any portion thereof, the Option awarded to you will immediately expire with respect to the number of shares not exercised prior to such event.

         12.      RIGHTS IN SHARES SUBJECT TO OPTION:

                  You will not be treated as a holder of any of the shares subject to this Option or of any rights of a holder of such shares unless and until the shares are issued to you as evidenced by stock certificates.

         13.      AFFECT ON EMPLOYMENT RELATIONSHIP:

                  This  letter  is  not  an  employment   agreement  or  service
contract. Therefore, none of the rights awarded to you by this letter affect, in any way, your employment or service relationship with the Company or the Bank.

         14.      OPTION AWARDED SUBJECT TO PLAN PROVISIONS:

                  The Plan provisions take precedence over the provisions of this letter agreement. Therefore, in the case of any inconsistency between any provision of this letter agreement and any provision of the Plan in effect on the Grant Date, the provision of the Plan will control.

         15.      COUNTERPARTS:

                  This  letter   agreement  may  be  executed  in  one  or  more
counterparts each of which shall be deemed an original and all of which shall be deemed one and the same agreement.

         If you accept the Option award evidenced by this letter agreement, subject to the terms stated above, you should date and sign the enclosed copy of this letter in the spaces indicated and return it to the Company marked for the attention of the Secretary.

First West Chester Corporation


By:___________________________
         Chairman of the Board

I acknowledge that I have read this letter agreement and agree to accept the stock option award evidenced by it according to the terms set forth in such letter agreement.

[        Name of Grantee            ]

--------------------------------                              ------------------
         Signature                                                     Date

               FORM OF STOCK OPTION AGREEMENT - KEY EMPLOYEE PLAN



Mr./Ms.


                       Key Employee Stock Option Agreement

Dear   :

          In view of your substantial contributions toward the achievement of the business goals and objectives of First West Chester Corporation (the "Company") and The First National Bank of West Chester (the "Bank") and the expectation of your future contributions, the Board of Directors of the Company is pleased to award you an option to purchase shares of the Common Stock of the Company pursuant to the First West Chester Corporation 1995 Stock Option Plan (the "Plan"). A copy of the Plan is attached to this letter agreement as Exhibit "A" and should be read in conjunction with this letter agreement. [Please be advised that the Plan and any options granted thereunder will not be effective until a majority of the shareholders of the Company approve the Plan. The Company intends to present the Plan for approval at its 1996 Annual Meeting.] This letter will serve as a stock option agreement between you and the Company. The Option awarded to you is subject to the following terms.

         [1.      APPROVAL BY SHAREHOLDERS:

                   The Option granted hereunder has been granted prior to Plan approval by the shareholders of the Company and therefore, shall be subject to such approval. Notwithstanding anything to the contrary herein or in the Plan, this Option shall not be exercisable until such approval is obtained.]


         2.       NUMBER OF SHARES:

                  You are awarded an option ("Option") to purchase a total of ____ shares of the Common Stock of the Company (the "Option Shares").

         3.       TYPE OF OPTIONS:

                  The Option awarded to you is an Incentive Stock Option or ISO as such terms are defined in the Plan.

         4.       EXERCISE PRICE:

                  The shares may be purchased upon your exercise of this Option for the price of $___.__ per share (the "Option Price").

         5.       DATE OF GRANT OF AWARD:

                  The grant date of the award of this Option is [Date] (the "Grant Date").

         6.       EXERCISE:

                  Your Option may not be exercised for six months following the Grant Date. Your Option expires on the tenth anniversary of the Grant Date (with respect to any number of shares subject to this option not previously exercised), but may expire earlier upon the first to occur of the following:

                       (a) Five years from the Grant Date if, on such date the you own, directly or by attribution, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or the Bank);

                       (b) The date set by the Board of Directors of the Company to be an accelerated expiration date after a finding by the Board of Directors of the Company that a change in the financial accounting treatment for Options from that in effect on the date the Plan was adopted materially adversely affects or, in the determination of such Board of Directors, may materially adversely affect in the foreseeable future, the Company and/or the Bank;

                       (c) Expiration of three months from the date your employment with the Company or the Bank terminates for any reason other than disability, death or for Cause (as defined in the Plan).

                       (d) Expiration of one year from the date the your employment with the Company or the Bank terminates by reason of the your disability or death;

                       (e) A finding by the Committee, after full consideration of the facts presented on behalf of both the Company and you, that you have been discharged from employment with the Company or the Bank for Cause (as defined in the Plan). In the event of a finding that you have been discharged for Cause, in addition to immediate termination of the Option, you shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund of the Option Price; or

                       (f) The Committee can accelerate the expiration date in the event of a "Change in Control" (as defined in the Plan), provided an the Committee gives you written notice at least thirty (30) days before the date so fixed.

                  7.       NOTICE OF EXERCISE AND PAYMENT:

                           To exercise  your Option,  you must provide  written
notice of the exercise marked for the attention of the Secretary of the Company specifying the number of Option Shares to be purchased and satisfying the securities law requirements set forth below. You shall also include payment of the Option Price with such written notice in cash or bank check, payable to the order of the Company. Upon receipt of such notice and payment, the Company will issue you a certificate for the number of Option Shares with respect to which you have exercised the Option.

                  8.       SECURITIES LAW REQUIREMENTS:

                           Each    exercise    notice    shall    contain   your
acknowledgment in a form and substance satisfactory to the Company that (a) such Option Shares are being purchased for investment and not for distribution or resale, (b) you have been advised and understand that (i) the Option Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Option Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the above, should the Company be advised by counsel that the issuance of Option Shares upon the exercise of your Option should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion that an appropriate exemption therefrom is available, (C) the listing or inclusion of the shares on any securities exchange or in an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Option Shares, the Company may defer the exercise of your Option until either such event in A, B, C or D has occurred.

         9.       EXERCISE DATE:

                  The date on which the Company receives the documents specified above in complete and otherwise acceptable form and the payments specified above will be treated as the Exercise Date with respect to your exercise of the stock option.

         10.      WITHHOLDING OF TAXES:

                  Upon exercise of your Option, the Company shall have the right to (a) require you to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests.

         11.      NON-ASSIGNABILITY OF OPTION:

                  Except as provided by the Plan, the Option awarded to you is exercisable only by you. The Option may not be transferred, assigned, pledged as security or hypothecated in any way and is not subject to execution, attachment or similar process. Upon any attempt by you to transfer, assign, pledge, hypothecated or otherwise dispose of this Option or of any portion thereof or upon the levy of any execution, attachment or similar process on this Option or on any portion thereof, the Option awarded to you will immediately expire with respect to the number of shares not exercised prior to such event.

         12.      RIGHTS IN SHARES SUBJECT TO OPTION:

                  You will not be treated as a holder of any of the shares subject to this Option or of any rights of a holder of such shares unless and until the shares are issued to you as evidenced by stock certificates.

         13.      AFFECT ON EMPLOYMENT RELATIONSHIP:

                  This  letter  is  not  an  employment   agreement  or  service
contract. Therefore, none of the rights awarded to you by this letter affect, in any way, your employment or service relationship with the Company or the Bank.

         14.      OPTION AWARDED SUBJECT TO PLAN PROVISIONS:

                  The Plan provisions take precedence over the provisions of this letter agreement. Therefore, in the case of any inconsistency between any provision of this letter agreement and any provision of the Plan in effect on the Grant Date, the provision of the Plan will control.

         15.      COUNTERPARTS:

                  This  letter   agreement  may  be  executed  in  one  or  more
counterparts each of which shall be deemed an original and all of which shall be deemed one and the same agreement.

         If you accept the Option award evidenced by this letter agreement, subject to the terms stated above, you should date and sign the enclosed copy of this letter in the spaces indicated and return it to the Company marked for the attention of the Secretary.

First West Chester Corporation


By:___________________________
         Chairman of the Board

I acknowledge that I have read this letter agreement and agree to accept the stock option award evidenced by it according to the terms set forth in such letter agreement.

[        Name of Grantee            ]

--------------------------------                              -----------------
         Signature                                                     Date